RIDGEWORTH FUNDS

Supplement dated November 16, 2012 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2012

RidgeWorth Large Cap Core Growth Stock Fund (A, C & I Shares)

On November 15, 2012, the Board of Trustees (the “Board”) of the RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Large Cap Core Growth Stock Fund (the “Fund”) into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.

After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:

•	the Fund’s primary investment objective is the same as the Acquiring Fund’s investment objective;

•	the Fund’s fundamental and non-fundamental investment limitations are the same as those of the Acquiring Fund;

•	shareholders of the Fund’s A Shares will receive shares of the Acquiring Fund’s I Shares, however, future purchases may be into A Shares of the Acquiring Fund, if appropriate;

•	the Fund’s contractual advisory fee and its 12b-1 fee for C Shares are the same as those of the Acquiring Fund;

•	the total operating expenses of the Acquiring Fund are lower than those of the Fund;

•	the reorganization is expected to be a tax-free event to shareholders of the Fund; and

•	economies of scale may result from the reorganization.

The reorganization is expected to be effective at the close of business on or about February 5, 2013 (the “Reorganization Date”).

At that time, each shareholder of the A, C and I Shares of the Fund will become a shareholder of the Acquiring Fund. Shareholders of the A Shares of the Fund will receive I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization. Shareholders of C and I Shares of the Fund will receive corresponding C and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the Fund’s Prospectus.

Effective on the Reorganization Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 152